Lease Arrangements - Reconciliation of Undiscounted Cash Flows to Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Operating Lease Liabilities Payments Due [Abstract]
2022	$ 537
2023	504
2024	473
2025	457
2026	76
Total minimum lease payments	2,047
Less: amount of lease payments representing interest	(60)
Lease liabilities	1,987	$ 98
Less: current obligation under leases	(537)	(95)
Non-current lease obligations	$ 1,450	$ 3